UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

iCoreConnect Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52765	13-4182867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

529 Crown Point Road, Suite 250

Ocoee, FL 34761

 (Address of principal executive offices and zip code)

(888) 810-7706

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2023, iCoreConnect Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholder of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2023, which was first mailed by the Company to its stockholders on or about July 12, 2023.

As of July 11, 2023, the record date for the Meeting, there were 196,148,863 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 124,223,211 shares of the Common Stock, representing approximately 63.33% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

Approval of the iCoreConnect Proposal 1 (the “Business Combination Proposal”) required the affirmative vote of the holders of a majority of the issued and outstanding shares of iCoreConnect Common Stock, who, being present in person or by proxy and entitled to vote at the Meeting, vote at the iCoreConnect Meeting.

Each of the proposals described below was approved by the Company’s stockholders of record.

Proposal 1:

A proposal to approve the Merger Agreement and Plan of Reorganization, dated as of January 5, 2023 (as amended and supplemented to date, the “Merger Agreement”), by and between the Company, FG Merger Corp., a Delaware corporation (“FGMC”), and FG Merger Sub Inc., a Nevada corporation and a direct, wholly-owned subsidiary of FGMC (“Merger Sub”), and the transactions contemplated thereby (the “Business Combination”).

For	Against	Abstentions
124,079,200	68,011	76,000

Proposal 2:

For the approval the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

For	Against	Abstentions
122,985,303	1,093,699	144,209

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc.

Date: July 28, 2023	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

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